CONSENT NO. 1
                          Dated as of February 14, 1996
                                       to
                                CREDIT AGREEMENT
                                      with
                                   NEWCO, INC.
                          Dated as of January 19, 1995

        THIS CONSENT NO. 1 ("Consent") is executed as of February 14, 1996 by the undersigned Lenders and The First National Bank of Chicago ("First Chicago"), as Agent.

                                   WITNESSETH:

        WHEREAS, Newco, Inc. (the "Company") is the borrower under that certain Credit Agreement dated as of January 19, 1995 with the financial institutions from time to time parties thereto as Lenders (the "Lenders") and First Chicago, as contractual representative for the Lenders (the "Agent") (as amended, restated, modified or supplemented, the "Credit Agreement");

        WHEREAS, the Company has notified the Lenders that pursuant to an Offer to Purchase dated January 11, 1996, GreenGrass Holdings, a Delaware general partnership ("GreenGrass") in which Glencoe Growth Closely Held Business Fund, L.P. ("Glencoe") owns an indirect interest, and pursuant to the terms of a Transaction Agreement dated as of January 4, 1996 (the "Transaction Agreement") between Holdings and GreenGrass, GreenGrass has offered to purchase up to 3,510,000 Shares of the shares of common stock of Holdings (the "Tender Offer");

        WHEREAS, the Company has notified the Lenders that it is anticipated that the Tender Offer will close on or about February 14, 1996 with the purchases in connection therewith being consummated on or about February 15, 1996;

        WHEREAS, in connection with the consummation of the Tender Offer, Holdings proposes to issue certain convertible debentures as more particularly set forth below;

        WHEREAS, the Company has requested that the Agent and the Lenders consent to the issuance by Holdings of the convertible debentures on the terms and conditions hereinafter set forth and to amend the Credit Agreement in certain respects in connection therewith;

        WHEREAS, the Required Lenders are willing to consent to the issuance of the convertible debentures on the terms and for the limited purposes identified herein and to amend the Credit Agreement on the terms and conditions set forth herein, it being expressly understood that this Consent shall in no event constitute a waiver by the Lenders or the Agent of any other breach of the Credit Agreement or any of the Lender's or Agent's rights or remedies with respect thereto;

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned have agreed to the following waiver. Terms defined in the Credit Agreement which are used herein shall have the same meanings set forth in the Credit Agreement unless otherwise specified herein.

        1. Consent. Upon the effectiveness of this Consent in accordance with the provisions of Section 3 below, the Required Lenders hereby consent and the Company hereby agrees that notwithstanding the provisions of Sections 2.5(B)(i)(A) or 6.3(A)(i) of the Credit Agreement, Holdings, shall be permitted to pay certain expenses described below and issue convertible debentures (the debentures issued on such terms being hereinafter referred to as the "Convertible Debentures") in two series on substantially the following terms:

             (a) The initial principal amount of the initial series of Convertible Debentures shall be not less than $5,000,000 of which $4,300,000 shall be issued on February 15, 1996 and $700,000 shall be issued upon receipt of Holdings' shareholders' approval, if necessary, and the principal amount of the second series of Convertible Debentures offered to Holdings' shareholders other than GreenGrass shall be not less than $3,300,000;

             (b) The stated maturity of the Convertible Debentures shall be not earlier than eight (8) years from the date of issuance of the initial series;'

             (c) The Convertible Debentures shall have no interest payable in cash with respect thereto prior to the date that is three (3) years from the date of issuance thereof (it being understood and agreed that no Restricted Junior Payments may be made by the Company in connection therewith whether prior to or after such 3-year anniversary);

             (d) The maximum rate of interest on the Convertible Debentures shall be 10% per annum;

             (e) The obligor with respect thereto shall be Holdings and the holders thereof shall have no direct claims with respect to the Company in connection therewith;

             (f) The proceeds of the initial $4,300,000 shall be applied as follows:

                  (i) Not more than $2,600,000 shall be available for payment of expenses in connection with the Tender Offer transaction; and

                  (ii) within three (3) Business Days after Holdings' receipt of any Net Cash Proceeds from the issuance of the first series of Convertible Debentures, Holdings shall pay the remainder of such Net Cash Proceeds (but not less than $1,700,000) to the Agent for the account of the Lenders as Designated Prepayment which shall be allocated and applied to the unpaid installments of the Term Loans in the inverse order of maturity;

             (g) Not later than February 21, 1996, $540,250 including cash and 30-day notes issued by members of management of the Company will be deposited pursuant to an escrow agreement acceptable to the Agent with The First National Bank of Chicago (the "Escrowed Funds");

             (h) The Escrowed Funds will be used to purchase additional debentures upon receipt of Holdings' shareholders' approval, the proceeds of which shall be paid to the Agent not later than April 30, 1996 for the account of the Lenders as Designated Prepayment which shall be allocated and applied to the unpaid installments of the Term Loans in the inverse order of maturity;

             (i) No later than 90 days after the date on which shares of common stock of Holdings are purchased in the Tender Offer, Holdings shall file with the Securities and Exchange Commission a Registration Statement to register the offering and sale of the second series of Convertible Debentures to shareholders of Holdings and Holdings shall exercise its best efforts to cause such Registration Statement to become effective as soon as possible. No later than three Business Days' following Holdings' issuance of the second series of the Convertible Debentures, the Net Cash Proceeds from such issuance shall be paid to the Agent for the account of the Lenders as Designated Prepayment which shall be allocated and applied to the unpaid installments of the Term Loans in the inverse order of maturity;

             (j) Failure of the Company to make or cause to be made any of the mandatory prepayments at the times or in the amounts set forth in this Section 1 shall constitute a Default under the Credit Agreement.

        2. Representations and Warranties. The Company represents and warrants that: (a) all of the representations and warranties set forth in
   Article V of the Credit Agreement are true and correct as of the date hereof, as if made on and as of such date, and (b) no Default or Unmatured Default, has occurred or is continuing;

        3. Conditions Precedent. This Consent shall become effective as of its date, provided that all of the following conditions are met in form and substance satisfactory to the Required Lenders and their counsel;

             (a) This Consent shall have been executed and delivered by the Borrower, agent and the Required Lenders;

             (b) On the date the last of the conditions listed herein is satisfied (the "Delivery Date"), there shall exist no Default or Unmatured Default;

             (c) On the Delivery Date, all representations and warranties of the Company contained herein or otherwise made in writing in connection herewith shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date, and

             (d) Holdings shall have executed the Reaffirmation attached hereto and made a part hereof.

   Notwithstanding anything herein to the contrary, in the event the conditions to effectiveness set forth in this Section 3 are not either satisfied or waived in writing by the Required Lenders on or prior to February 14, 1996, then this Consent shall be of no force and effect.

        4. Reference to the Effect on the Agreement. Except as specifically set forth above, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of the Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

        5. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

        6. Fees and Expenses. The Company shall pay any and all reasonable out-of-pocket expenses and fees incurred by the Agent in connection with the preparation (whether or not any of the transactions contemplated herein have been consummated), execution, delivery, administration and modification of this Consent.

        7. Governing Law. This Consent shall be governed by and construed in accordance with the internal laws, and not the conflicts of law provisions, of the State of Illinois.

        8. Counterparts. This Consent may be executed by one or more of the parties to the Consent on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        9. No Street Construction. The parties hereto have participated jointly in the negotiation and drafting of this Consent. In the event an ambiguity or question of intent or interpretation arises, this Consent shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Consent.

        10. Entire Agreement. This Consent embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

        IN WITNESS WHEREOF, this Consent has been duly executed as of the day and year first above written.


                                 NEWCO, INC.


                                 By:   /s/
                                      Richard G. Mueller, President/C.E.O.


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as the Agent for the Required Lenders


                                 By:  /s/
                                      Donna Rae Green

                                    EXHIBIT A
                                       to
                                  CONSENT NO. 1


                                 ACKNOWLEDGMENT


        The undersigned hereby acknowledges receipt of a copy of Consent No. 1 to Credit Agreement with Newco, Inc. dated as of February 14, 1996 (the "Consent") and, without in any way establishing a course of dealing by the Agent or any Lender, agrees to all of the terms set forth in such Consent and reaffirms the terms and conditions of its Pledge Agreement and acknowledges and agrees that such agreement, together with all other Loan Documents executed by the undersigned in connection with the Credit Agreement, remain in full force and effect and are hereby ratified and confirmed.


                                 SWING-N-SLIDE CORP.


                                 By:  /s/
                                      Richard G. Mueller, President/C.E.O.